EXHIBIT 10.7.1


   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


                            TOTAL TIME 120 AMENDMENT

This Amendment, dated as of 7/22/96_______, is between ADP, Inc., a Delaware corporation ("ADP") with offices at One ADP Boulevard, Roseland, New Jersey 07068, and Kronos Incorporated, a Massachusetts corporation ("Kronos") with offices at 400 Fifth Avenue, Waltham, Massachusetts 02154.

WHEREAS,  the  parties  entered a Software  License  and  Support  and  Hardware
Purchase Agreement dated April 2, 1993 as amended on [date of main contract amendment,] ("Agreement"), and a Development Agreement dated March 21, 1995;

WHEREAS, the parties desire to add new products to the Agreement and to amend the Agreement in part with respect to those new products;

NOW, THEREFORE, the parties agree as follows:


1.       Definitions

         The following definitions are added to the Agreement:

                  (a) "Total Time 120" shall mean the software which meets the specifications attached to this Agreement as Exhibit A-1. "Total Time 120" shall also be considered "Kronos Software" and "Total Time Software," as those terms are defined in the Agreement; provided, however, that the only part of Exhibit C which applies to Total Time 120 shall be the additions contained on Exhibit C-1 added herein.

                  (b) "ADP 150" and "ADP 154" shall mean the hardware which meets the specifications attached to this Agreement as Exhibit A-2. "ADP 150" and "ADP 154" shall also be considered
                  "Hardware," as that term is defined in the Agreement; provided, however, that the only part of Exhibit B which applies to such items shall be the additions contained on Exhibit B-1 added herein.

2.       Applicability of the Agreement

         ADP and Kronos agree that all terms and conditions of the Agreement shall apply to Total Time 120, ADP 150 and ADP 154, except that, with respect to Total Time 120, ADP 150 and ADP 154, the following modifications shall apply:

         (a) Each time the words "Exhibit B" appear, they shall be deleted and replaced with "Exhibit B-1". Each time the words "Exhibit C" appear, they shall be deleted and replaced with "Exhibit C-1".
                                        1

         (b) Section 2(b) is amended by deleting, in the first sentence, the clause "which is an ADP Client" and by adding, after the first sentence, the following: "Notwithstanding the preceding sentence, and subject to the provisions of
                  Section 2(g), ADP shall have the right to Sublicense Total Time 120 only to any person or entity which has 120 or fewer employees using the Total Time 120 at any individual location. In addition, ADP shall have the right to Sublicense Total Time 120 only to any person or entity using the Total Time 120 with an ADP 150 or ADP 154, or using Total Time 120 independent of any hardware, (not including Devices) unless Kronos has given ADP its prior written consent to Sublicense Total Time 120 on different Hardware for a particular person or entity. Furthermore, ADP shall only have the right to Sublicense Total Time 120 to any person or entity located in the Territory of Interboro Systems Corporation, as defined herein if such person is an ADP Client."

                  Section 2(b) is further amended by adding the following paragraph to the end thereof: "Subject to the provisions of sections 2(d) and (e) below, Kronos may license/sublicense, directly or indirectly, the Total Time 120 (which will be renamed by Kronos for Kronos sublicensing) only to any person or entity which has 120 or fewer employees using the renamed Total Time 120 at any individual location. In addition, Kronos agrees to sublicense, directly or indirectly, the renamed Total Time 120 only to any person or entity using the renamed Total Time 120 with a Model 150 or Model 154, or using renamed Total Time 120 independent of any hardware, (not including Devices) or on hardware for which Kronos has given its written consent to ADP pursuant to the preceding paragraph."

         (c) Section 2(c) is amended by deleting subsection (ii) and replacing it with the following: "(ii)to combine Total
                  Time 120 or any part thereof only with the ADP 150 or ADP 154, unless Kronos gives ADP its prior written consent for a particular person or entity. In addition, Kronos grants to ADP the right to combine Total Time 120 with Devices, as defined in Section 2.(c) of the Agreement, and Kronos shall waive the $25.00 fees which would otherwise apply to such combinations. In the event that ADP desires to combine Total Time 120 with any data collection equipment other than ADP 150, ADP 154 or Devices, ADP shall be required to obtain Kronos' prior written consent; provided that if such equipment, which is non-Kronos data collection equipment, is materially different from, and not competitive with, any data collection equipment then being sold by Kronos, ADP shall first request that Kronos develop equipment equivalent to such non-Kronos equipment; if Kronos declines to develop such equipment, Kronos shall not unreasonably withhold its consent for ADP to combine Total Time 120 with the desired non-Kronos data collection equipment. ADP can market/sublicense such Total Time 120 and non-Kronos equipment only to ADP Clients, if within the Territory of Interboro Systems Corporation.

                  If ADP believes, for any calendar year during the term of this Agreement, that the failure rate of all the ADP 150's and 154's sold by Kronos to ADP within the preceding five (5) years and that are five years old or newer and are no longer under warranty by Kronos, is greater than twenty-five percent (25%) in that year, ADP shall notify Kronos in writing and provide Kronos with verification of such failure rate. The parties agree that any failures attributable to reasons specified in Section 12(b) shall be excluded. If Kronos agrees that the failure rate exceeded 25%, the parties agree that Kronos shall have six (6) months to correct the failure rate problem. If Kronos is unable to correct the failure rate problem within such six (6) month period, Kronos agrees to sell the Kronos 440 (without modem) terminal to ADP at the same price as the Total Time 150 and the Kronos 440 (with modem) at the same price as the ADP 154 for the next six (6) months. If Kronos has not corrected the failure rate problem by the end of that second six (6) months period, until Kronos does correct the failure rate problem, Kronos agrees to waive the provisions of this Section 2(c) which require ADP to combine Total Time 120 only with the ADP 150, ADP 154 and/or Devices. As soon as the failure rate problem is corrected, that waiver shall no longer remain in effect and the provisions of this Section 2(c) shall remain in full force and effect. The termination of the waiver under the preceding sentence shall not affect combinations of Total Time 120 validly made while the waiver was in effect.

         (d) Section 2(g) is amended be deleting the last sentence and replacing it with the following:, "In addition, ADP will combine the ADP 150 and/or the ADP 154 Hardware only with Total Time 120, unless Kronos gives ADP its prior written consent for a particular person or entity. In the event that ADP desires to combine the ADP 150 or ADP 154 with software other than Total Time 120, ADP shall be required to obtain Kronos' prior written consent; provided that if such non-Total Time 120, is materially different from, and not competitive with, any
                                        3

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE
                                   OMISSIONS.

                  software then being sold/licensed by Kronos, ADP shall first request that Kronos develop software substantially equivalent to such non-Total Time 120; if Kronos declines to develop such software, Kronos shall not unreasonably withhold its consent for ADP to combine the desired software with ADP 150 or ADP 154 and Sublicense such software."

         (e)      Section 5(a)(i).  The following shall be inserted after the
                  word "copy" on the second line:      "or bundled".

         (f) Sections 5(b) shall apply only to Sublicensees of Total Time 120 to Sublicensees, who pay for the Total Time services on a recurring basis, rather than a one-time basis.

         (g)      Section 5(c) is deleted and replaced with the following:
                  (c) If at any time during the term of this Agreement, Kronos shall reduce the list prices for the Total Time 120 licensed hereunder, so that the applicable price charged to ADP on Exhibit C-1 is greater than the Kronos list price less a *** discount, then the applicable price listed on Exhibit C-1 shall be reduced to the sum of the following two amounts:
                  (i) the Kronos list price, less a *** discount, plus (ii) the Kronos standard manufacturing cost for that item. If Kronos reduces the list price for the Total Time 120 licensed hereunder, so that the applicable price charged to ADP on Exhibit C-1 is greater than the Kronos list price less a *** discount, ADP may, at its option, reproduce/manufacture the Total Time 120, and the parties agree they will negotiate mutually acceptable audit terms and conditions , so that Kronos has adequate assurances that it will receive the applicable C-1 license price for each copy of the Total
                  Time 120 reproduced/manufactured by ADP.

         (h) Section 7(d) is amended by deleting the words "Initial Custom Software" each time they appear and replacing them with the words "Total Time 120", and by deleting the last sentence entirely.

         (i) Section 8 is amended by adding the following proviso at the end of the second sentence: "; provided however, that as to the ADP 150 and ADP 154, such updates or enhancements shall include only firmware enhancements and time and attendance (not including features specifically designed for Kronos' Workforce Management products, such Workforce Management products to be defined as automated scheduling, business forecasting and workforce planning) modifications to the Hardware."

                                        4

                  In addition Section 8 is amended by adding the following at the end: "Unless Kronos has given ADP its prior written consent, ADP agrees that it shall have the right to sell, lease, rent or otherwise transfer the ADP 150 and the ADP 154 only to persons or entities which are "Sublicensees" of Total Time 120 under Section 2(b). It is understood that in no event may ADP sell, lease, rent or transfer the ADP 150 or ADP 154:
                  (a) to any person or entity which is  competitor of Kronos and
                  (b) within the Territory of Interboro Systems Corporation, to any person or entity which is not an ADP Client.

         (j) The following shall be added to the end of the second sentence of Section 9(a): ;provided however, that each order of Total Time 120 shall be required to contain at least 200 units (i.e., a "unit" is considered to be one "bundled" package or one separately ordered Total Time 120 or separately ordered ADP 150 or ADP 154.), with such units to be delivered to a single delivery point.

         (k) The last five sentences of Section 9(a) shall be deleted and replaced with the following: "Commencing on the signing of this Amendment, ADP shall provide to Kronos quarterly forecasts of the expected volume of Hardware orders for the following four quarters; provided however, that ADP shall have the right to revise the forecasts for either or both of the two latest (i.e.,farthest away in time from the revision) quarters in its most current four-quarter forecasts by notifying Kronos in writing. Notwithstanding the second preceding sentence, in the event actual orders for any quarter exceed forecasted orders for such quarter by up to 20% of such forecast, Kronos shall be required to deliver an amount equal to 120% of such forecast within 30 days after receipt of the P.O. Kronos shall not be obliged to deliver an amount in excess of the 120% of forecasted orders within 30 days after Order Acceptance Date. However, Kronos will use its best efforts to deliver such excess amounts as soon as practicable and for amounts up to 200% of the original forecast, no later than 120 days after receipt of the P.O. Kronos shall in any event confirm the delivery dates with respect to all P.O.'s."

          (l) Section 9(b) is amended by adding the following proviso: "; provided however, that ADP may not cancel any order received within four (4) months prior to the termination of this Total Time 120 Amendment."

                  (m) Section 9(c) is amended by deleting the word "three" in the second sentence, and replacing it with the word "ten".

                                        5


           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE
                                   OMISSIONS.


         (n)      Section 10(a) is amended by deleting the last four
                  sentences and replacing them with the following sentence:
                  "If at any time during the term of this Agreement, Kronos shall reduce the list prices of items of Hardware (or replacement or new items described in preceding clauses
                  (i)and (ii)) purchasable by ADP hereunder so that the applicable price charged to ADP on Exhibit B-1 for an item is greater than *** ******* ***** ** ***** ***** ****
                  **** **** ** *** * ******* ********** **** *** *
                  ********** ****** ****, **** * ** ********, then the
                  applicable price listed on Exhibit B-1 shall be reduced to
                  *** ******* ***** ** ***** ***** **** **** **** ** ***
                  ****** ***** *** ****** *** ******** *** ****** *******
                  ***** *** **** ****** ****, **** * ** ********.  ***
                  ******* ***** ** ***** ***** **** **** **** ** *** *
                  ******* (excluding ADP), for any particular fiscal year
                  and item shall be determined by calculating the average prices at which ***** * ******* purchased that item in that fiscal year. Any price decreases pursuant to this section shall apply prospectively only. The calculation of average price at which Kronos sold an item ** ***
                  *******  shall be made at the end of each  Kronos fiscal
                  year.  *****  ***  *******  *****  **  ******* ** *** ********
                  ** ***** ******* ***** *** *** ******* ***** **********
                  *** ******* ************* ******** ********* ** *** *****
                  ******** ** ***** ******.

         (o) Section 10(e) is amended by deleting the first two sentences and replacing them with the following sentences: "Kronos shall issue one invoice for each shipment. Invoices shall be directed to ADP corporate headquarters".

         (p) Section 14(a) is amended by deleting the first sentence and replacing it with the following: "The initial term of this Total Time 120 Amendment shall commence on the date of signing and continue until April 2, 2001."

         (q)      Section  15(a) is deleted,  and replaced  with the  following:
                  "Kronos and ADP agree that if Kronos develops new hardware and/or new software during the term of the Agreement which is to be sold/sublicensed to End-Users with fewer than 120 employees, Kronos will permit ADP to sell/sublicense such hardware and software, subject to mutually agreed terms and conditions, and Kronos further agrees to abide by the restrictions contained in the last sentence of Section 2.(d) of the Agreement for such hardware and software."

         (r) Section 15(b) is amended by adding the following to the end of the first sentence: "on a one-time, paid-up


                                        6

                  sublicense basis".

         (s) All other terms and conditions of the Agreement remain in full force and effect.


AGREED TO AND ACCEPTED:

KRONOS INCORPORATED                         ADP, INC.

By: S/ W. Patrick Decker                    By: S/ Ron Clarke
   (Signature)                                 (Signature)

Name: W. Patrick Decker                     Name: Ron Clarke
     (Please print)                              (Please print)

Title: Vice President, Marketing            Title: President, Electronics
            and Field Operations                        Services Division

Date: 7/22/96                                        Date: 7/22/96

                                   EXHIBIT A-1

                              PRODUCT DESCRIPTIONS

                 PRODUCT                   SPECIFICATIONS

                 System 400                Man, Operators ADP/400
                 System 100                Man, Users 100/Kronos Term
                 TKC V8                    Man, Procedural Guide, TKC V8C/D
                 TimeMaker II              Man, User Manual, TimeMaker II














                                       8A

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE
                                   OMISSIONS.
                                   EXHIBIT B-1
              ADP 150 and ADP 154 Hardware Description and Pricing


If the ADP 150 and/or ADP 154 is purchased by ADP separately from the Total Time 120 Software, the prices are as follows:

                                           Price

                  ADP 150                   ****
                  ADP 154 (Modem)           ****

If the ADP 150 and/or ADP 154 is purchased by ADP "bundled" with the Total Time 120 Software, the "bundled" prices specified on Exhibit C-1 shall apply.

The prices specified above are F.O.B. Chelmsford, Massachusetts, exclude freight and tax costs, and are valid only for shipments of a minimum of 200 units per order to a single delivery point. The prices include the user manual/installation guide.

On October 1, 1997, Kronos shall determine the standard manufacturing cost ("SMC") for the Kronos 150 for Kronos' fiscal year 1996. Beginning in Kronos' fiscal year 1998 (i.e., October 1, 1997) and continuing for each fiscal year thereafter during the term of this Amendment, if the SMC for the preceding fiscal year is less than the SMC for fiscal year 1996, Kronos will reduce the Price (stated above) on the ADP 150 by *** of the reduction in the SMC. In addition, the same procedure described herein will be done on the Kronos 154, with decrease in price to be applied to the ADP 154.

Any decrease in price resulting from the procedure described herein will apply prospectively only (i.e., beginning on October 1, 1997). The procedure described herein will be repeated at the beginning of each Kronos fiscal year during the term of this Amendment.












                                       8B

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE
                                   OMISSIONS.

                                   EXHIBIT C-1
                 Total Time 120 Software Description and Pricing


If Total Time 120 is purchased by ADP separately from the ADP 150 or ADP 154 Hardware, the price of Total Time 120 is ****. Total Time 120 includes the ADP Central Controller, the Scheduler, the Archiver and CardSaver, whether Total Time 120 is purchased separately or on "bundled" basis.

If Total Time 120 is purchased by ADP "bundled" with the ADP 150 or ADP 154, the following prices shall apply:

         ADP 150
         Total Time 120
         50 badges
         100 feet of cable
                  Bundled Price is ****

         ADP 154 (includes modem)
         Total Time 120
         50 badges
         100 feet of cable
                  Bundled price is ****

No sales/licenses of Total Time 120, whether sold separately or on "bundled" basis, shall be counted toward the 15,000 units listed on Exhibit C of the Agreement.

The prices specified above are F.O.B. Chelmsford, Massachusetts, exclude freight and tax costs, and are valid only for shipments of a minimum of 200 units per order to a single delivery point. A "bundled" package counts as one unit. The prices include the user manual/installation guide.

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE
                                   OMISSIONS.


                        AMENDMENT TO SOFTWARE LICENSE AND
                     SUPPORT AND HARDWARE PURCHASE AGREEMENT


This Amendment, which shall be effective as of ___________7/22/96__________________, is between ADP, Inc., a Delaware corporation ("ADP") with offices at One ADP Boulevard, Roseland, New Jersey 07068, and Kronos Incorporated, a Massachusetts corporation ("Kronos") with offices at 400 Fifth Avenue, Waltham, Massachusetts 02154.

WHEREAS, the parties entered a Software License and Support and Hardware Purchase Agreement dated April 2, 1993 ("Agreement"), and a Development Agreement dated March 21, 1995;

WHEREAS, the parties desire to amend the Agreement;

NOW, THEREFORE, the parties agree as follows:

1. Section 1 is amended by adding the following subsection: "(ee) Territory of Interboro Systems Corporation" shall mean Puerto Rico; the following counties in New York: Nassau, Suffolk, Bronx, Kings, New York, Queens, Richmond, Orange, Putnam, Rockland, Westchester; and the following counties in New Jersey: Atlantic; Bergen, Essex, Hudson, Hunterdon, Mercer, Middlesex, Monmouth, Morris Ocean, Passaic, Somerset, Sussex, Union, and Warren."

2.   Section  2.(c) is  amended by adding the  following  sentences  at the end:
     "Subject to the requirements of the following three sentences, Kronos hereby grants to ADP the right to combine Total Time Software with telephone data collection devices (comparable to TALX's system), swipe readers, point of sale systems, palm readers, scanners, portable hand-held data collectors, excluding personal computers (hereafter collectively "Devices"); provided however, that such portable hand-held collectors must be used in a mobile-type of application i.e., not secured to a stationary object for operation. In each calendar year, ADP shall purchase from Kronos a minimum of eighty per cent (80%) of the total number of Devices (for which Kronos has a comparable product) that ADP purchases in that year, so long as Kronos will sell to ADP such Devices at a competitive price for similar quantities, functionality and warranty coverage. If ADP sublicenses Total Time Software for use with any Device (including Devices for which Kronos has no comparable product) ADP did not purchase from Kronos, ADP shall pay Kronos a fee of twenty-five dollars ($25.00) for each copy of Total

           CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
              SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE
                                   OMISSIONS.


     Time Software combined with one or more Devices which ADP did not purchase from Kronos. The fee required under the preceding sentence shall not apply if the End-User purchasing such a Device also purchases, as part of the same order, at least one unit of Hardware (i.e., clock) which is connected to the Total Time Software, or the End-User already had installed at that same location at least one unit of Hardware (i.e., clock), or the Total
     Time Software is connected via modem to a unit of Hardware located elsewhere."

3. Section 2.(d) is amended by deleting the second sentence and replacing it with the following: "In addition, during the term of this Agreement, Kronos shall not in *** ****** ****** ** ******* ***** **** *** ***** ******* **
     ***** ********* ********* ** ******* *********** **** *** ********** ** ***
     ** *** ******* **********  ******** ** ***** *********  ********** ********
     ******** *** *** ******* ** ********** ********  *********** ** ***********
     ****** **** ***  ********** ** **********  ******** **** ****  ************
     *******  **********  ******** ** ***** *********  **********  ********.  If
     Kronos ****** **** * ***** ******* ** ***** *********  ********* ** *******
     *********** **** ** *** **********  ********** ****  ************  ********
     ***** *** *** *******  ********** ** ***** *********  **********  ********,
     Kronos agrees, for one year after the termination of this Agreement, that Kronos will *** ***** **** *** ***** ******* ** ***** ********* *********
     ** *******  *********** **** **** **********  ********** ****  ************
     ******* ********** ** ***** ********* ********** ********.

4. Section 2.(d) is amended by deleting the last sentence and replacing it with the following: "Furthermore, Kronos covenants and agrees that, during the term of this Agreement, it will not in *** ****** ******* ** *******
     ***** * ****** **** ** ****** **** ****** ** *** ****** ****** *** ********
     ** *** **** ******* ** *** *********  ********** ***** ******* ******* ****
     ******   ********   *****  ****  *  ****  *****  ***  ***  ****   *********
     ****************  ******  *********  *****  *** * ****  **********  ** ****
     ******** ********* *** ******** ********* ***** *** *** ******* *********

5. Section 2.(g) is deleted and replaced with the following: "Except as provided in the following sentence, ADP hereby covenants and agrees that during the term of this Agreement it will not enter into any joint venture or joint marketing agreement or similar arrangement with any third party for the purpose of developing, marketing, and/or manufacturing time and attendance or scheduling hardware or software. Kronos agrees that ADP may enter a joint venture or joint marketing agreement or similar arrangement with, or acquire, a third party developing, marketing or manufacturing time and attendance or scheduling software or hardware, so long as (i) such agreement is limited to sales/licenses into European countries or, (ii) such agreement concerns time and attendance or scheduling software (not hardware) and such time and attendance or scheduling software does not compete with Kronos products. If any such third party develops, markets and/or manufactures time and attendance or scheduling hardware or software, and ADP enters into a joint venture or joint marketing agreement or similar arrangement concerning that third party's products which are not time and attendance or scheduling hardware or software, ADP agrees, for one year after the termination of this Agreement, that ADP will not enter into any joint venture or joint marketing agreement or similar arrangement with that third party concerning that third party's time and attendance or scheduling hardware or software. ADP further agrees that, during the term of this Agreement, it will not develop, other than pursuant to this Agreement, any time and attendance or scheduling hardware or software which shall compete with Kronos products. The parties agree that, for purposes of the three preceding sentences, the following shall not be deemed to compete with Kronos products: (i) software which allows businesses to collect employees' time worked by client/activity for the purpose of generating bills/invoices, and (ii) electronic capture of employees' time where processing is limited to basic arithmetic (i.e., subtracting start/stop times and adding totals across activities or days); provided however, that this exception shall not include any if/then type logic, such as rounding, overtime calculations, premium calculations, etc. In addition, ADP will not combine Hardware with any non-Total Time software without the prior written consent of Kronos; provided further that in the event that ADP desires to combine Hardware with non-Total Time software, which is materially different from, and not competitive with, any software then being sold/licensed by Kronos, ADP shall first request that Kronos develop software substantially equivalent to such non-Total Time software; if Kronos declines to develop such software, Kronos shall not unreasonably withhold its consent for ADP to combine the desired software with Hardware and sublicense such software to ADP Clients."

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   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.


6. Section 2 is further amended by adding the following subsection: "(i) The obligations and rights of Kronos specified in Section 2 of the Agreement shall be deemed to apply to each Kronos "Subsidiary", as "Subsidiary" is defined in the Agreement. The obligations and rights of ADP shall be deemed to apply to each ADP "Subsidiary", as "Subsidiary" is defined in the Agreement."

7. Exhibit B is deleted and replaced with the Exhibit B attached to this Amendment.

8. Section 11 is amended by deleting the second and third sentences in the third paragraph and replacing them with the following: "In addition, ADP may engage a third party to provide on-site maintenance and/or installation to Total Time customers of the Hardware and Software; provided however, that such third party shall not be a direct competitor of Kronos. In addition, ADP may engage the same, or a different, third party to perform depot maintenance services, provided however, that such third party shall not be a direct competitor of Kronos.

9. Section 12.(a)(i) is amended by striking the first sentence and replacing it with the following: "Kronos warrants that the Kronos 440, 460 and 480 Hardware shipped hereunder will be free from defects in material or workmanship and will perform in accordance with its published specifications for a period of *** days from the date of shipment by Kronos, and the ADP 140, 144, 150 and 154 Hardware shipped hereunder will be free from defects in material or workmanship and will perform in accordance with its published specifications for a period of ******* **** months from the date of shipment by Kronos, (such *** day and such ** month periods, as applicable, hereafter shall be called "Warranty Period")."

10. Section 14.(a) is amended by deleting "April 2, 1998" and replacing it with "April 2, 2001".

11. Section 22 is amended by adding the following subsection (m): "The parties agree to conduct a twelve month "standalone marketing test," subject to the following requirements. The parties agree that the test shall last for twelve (12) months, shall be conducted in Houston only, and that there will be a ninety (90) day period after the end of the twelve (12) month test when the parties negotiate and mutually

     CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
              AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

     agree to terms and conditions governing the "standalone" product. During the period of the test and for the geographic territory covered by the test, all terms and conditions of this Agreement shall apply, except that Kronos agrees to waive the requirement of subsection 2(b) of this Agreement that ADP Sublicense only to ADP Client(s) and permit ADP to Sublicense to persons or entities other than ADP Clients. If, at the end of the ninety
     (90) day period following the completion of standalone marketing test, ADP desires to continue the sublicensing on a standalone basis but Kronos does not agree to such further sublicensing, the parties agree to take the following steps: (i) make good faith efforts to negotiate the terms and conditions under which Kronos would develop, and ADP would sublicense, a modified kind of Total Time Software for standalone sublicenses, and/or, upon mutual agreement, for sublicenses to ADP Clients as well; and (ii) if the parties are unable to agree to the terms and conditions in (i) above, (including pricing), the following will occur: (a) ADP may enter a joint venture or joint marketing agreement or similar arrangement with one third party developing, marketing or manufacturing time and attendance or scheduling software subject to the following restrictions: (i) ADP can have such an arrangement with only one such third party at any point in time;
     (ii) ADP is permitted to sublicense such third party's software only to persons or entities having between one hundred (100) and one thousand
     (1000) employees on any one software database (i.e., profiles/payrolls maintained on one personal computer); (iii) the third party software must either work independently of any hardware, or if sold to be used on hardware (excluding personal computers), such software must be sold/sublicensed in conjunction with Hardware or in conjunction with Devices; provided however that the use of Devices shall be subject to all the requirements of Section 2(c); and (iv) ADP shall notify Kronos in advance in writing of any contact ADP has with any third party developing, marketing or manufacturing time and attendance or scheduling software, with which ADP is considering a joint venture, joint marketing agreement or similar arrangement.

     (b) If ADP enters into a joint venture or joint marketing agreement or similar arrangement pursuant to the terms of paragraph (a) above, then Kronos may ***** * ****** **** ** ****** **** ******* ** *** ******

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   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

     ******  ***  ********  ** *** ****  *******  ** *** *** ***  ***** ** *****
     ******* ********** ********* ******* ** ***** ********* ********** ********
     ******* ** ***** * *****  ******* ** *****  *********  ********* ** *******
     ***********  **** *** *** *** ***** ** *****  *******  **********  ********
     ******* ** ***** *********  **********  ******** ******** ******** ********
     **** *** **** ********  *****  ******** *** *********  ********* ** *******
     *********** shall not be deemed to include the right to sell Hardware; and provided further that such ******** ** ******* ********** ******** *******
     ** ***** *********  **********  ******** ******* may only license,  sell or otherwise transfer the Software to persons or entities having between one hundred (100) and one thousand (1000) employees on any one software database (i.e., profiles/payroll maintained on one personal computer). Kronos agrees to notify ADP in advance in writing of any contact Kronos has with *** ***** ***** ******* ********** ******** ******* ** ***** *********
     **********  ******** ******** to which Kronos is considering  ******** ****
     *******  **  ****  *****  ******  **  ***********  * *****  ********  *****
     ********* ** ******* ************

12. All other terms and conditions of the Agreement remain in full force and effect.


AGREED TO AND ACCEPTED:

KRONOS INCORPORATED                         ADP, INC.

By: S/W. Patrick Decker                     By: S/Ron Clarke
        (Signature)                              (Signature)

Name: W. Patrick Decker                     Name: Ron Clarke
         (Please Print)                          (Please Print)

Title: VICE PRESIDENT,                      Title: PRESIDENT,
       MARKETING & FIELD OPERATIONS                ELECTRONICS
                                                   SERVICES DIVISION

Date: 7/22/96                               Date: 7/22/96

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   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                    EXHIBIT B
                        Hardware Description and Pricing


         Unit                                                    Price Per Unit

         Kronos 440 Basic Bar Code 128K                                $  ***
         Kronos 460 Full Bar Code 128K                                 $  ***
         Kronos 440 Basic Bar Code Modem 128K                          $  ***
         Kronos 460 Full Bar Code Modem 128K                           $  ***

         Kronos 480 Full 256K                                          $  ***
         Kronos 480 Full 512K                                          $*****

         ADP 140 Bar Code                                              $  ***
         ADP 144 Bar Code (Modem)                                      $  ***

         ALL COMPATIBLE PERIPHERAL SERVICES

         Ethernet Daughter Board Kit                                   $   ***
         Printer Option Upgrade for 460's & 480's                      $   ***
         Smart Converter                                               $    **
         Remote Reader                                                 $   ***
         Bell Relay Kit                                                $    **
         Battery Back-up Modem                                         $   ***
         Secure Wall Mount                                             $    **

         * Should new versions of the 140, 144, 440 and 460 firmware be released by Kronos which contain features designed to work in conjunction with newly released software features being used by ADP, these firmware versions will be provided to ADP at no additional cost.

         ** Kronos will provide a *** discount on all Kronos manufactured peripheral devices.

         *** ADP recognizes and agrees that the ADP 140 and the ADP 144 are designed for use at locations with fifty (50) or fewer employees a day and will only permit fifty (50) or fewer employees to punch during a day.

         **** Should ADP decide to purchase the 440, 460, and/or 480 in lots of 100, and have them shipped to one central location, a discount of *** per terminal may be applied.

Kronos has determined its standard manufacturing cost ("SMC") for Kronos' fiscal year 1995. Beginning in Kronos' fiscal year 1997 (i.e., October 1, 1996), if the SMC for the preceding fiscal year is less than the SMC for fiscal year 1995, Kronos will reduce the Price Per Unit (stated above) on the Kronos 440, 460, and 480 by *** of the reduction in the
                                        7


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   CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

SMC. For example, if Kronos determines, at the beginning of its fiscal year 1997, that the SMC for the System 400 was *** less in fiscal year 1996 than in fiscal year 1995, Kronos would reduce the price per unit on the Kronos 440, 460 and 480 by *** so that the price charged to ADP, beginning on October 1, 1996, would be ****. Any decrease in price will apply prospectively only beginning with all orders received after September 30 (i.e., orders placed on or after October 1). The procedure described herein will be repeated at the beginning of each Kronos fiscal year during the term of this Agreement.

In addition, beginning in Kronos' fiscal year 1997, Kronos will determine the average selling price ("ASP") for the System 440, 460, 480, 300, (including modem and only if sold with TKC 250 or TKC for fewer than 250 employees) for the preceding fiscal year. If the ASP is below ****, Kronos will reduce the Price Per Unit (stated above) on the Kronos 440, 460 and 480 by *** of the amount by which the ASP is less than *****. For example, if the ASP in fiscal year 1996 was *****, Kronos would reduce the price per unit charged to ADP by ***, beginning on October 1, 1996. Any decrease in price will apply prospectively only beginning with all orders received after September 30. The procedure described herein will be repeated at the beginning of each Kronos fiscal year during the term of this Agreement.

On October 1, 1997, Kronos will determine its standard manufacturing cost ("SMC") for the Kronos 140 for Kronos' fiscal year 1996. Beginning in Kronos' fiscal year 1998 (i.e., October 1, 1997) and continuing for each fiscal year thereafter, if the SMC for the preceding fiscal year is less than the SMC for fiscal year 1996, Kronos will reduce the Price Per Unit (stated above) on the ADP 140 by *** of the reduction in the SMC. In addition, the same procedure described herein will be done on the Kronos 144, with any decrease in price applied to the ADP 144. Any decrease in price will apply prospectively only (i.e. beginning on October 1, 1997). The procedure described in this paragraph will be repeated for each fiscal year during the term of this Agreement, beginning in Kronos' fiscal year 1998.

In addition, beginning in Kronos' fiscal year 1998 (i.e., October 1, 1997) Kronos will determine the ASP for the Kronos 140 and the Kronos 144. If the ASP is below ****, Kronos will reduce the Price Per Unit (stated above) on the Kronos 140 and/or 144, as applicable, by *** of the amount by which the ASP is less than ****. Any decrease in price will apply prospectively only. The procedure described herein will be repeated at the beginning of each Kronos fiscal year during the term of this Agreement.

On April 2, 1998, the parties agree to review, in good faith, the provisions of the price adjustment paragraphs above.
                                        8